                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-56417) of Dreyer's Grand Ice Cream, Inc. of our report dated May 29, 1998 appearing on page 1 of this Form 11-K.


/s/ PRICE WATERHOUSE LLP
-------------------------------
PRICE WATERHOUSE LLP

San Francisco, California

June 26, 1998